Earnings per share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings per share
Earnings per share

Basic net earnings per common share is calculated by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding for that period. The dilutive effect is calculated using the treasury stock method. The calculation of diluted net income per share assumes the exercise of options issued under our stock option plans (and the issuance of shares under our share plans) for periods in which exercised (or issuances) would have a dilutive effect. The calculation of diluted net income per share does not assume exercise of options (or issuance of shares) when such exercises (or issuances) would be anti-dilutive.

The calculation of basic and diluted net income per share attributable to common shareholders is based on the following data:

	December 31,
	2012	2013	2014
Net income used for purpose of calculating basic earnings per common share	7,149	1,051,893	137,308

Basic weighted average number of shares outstanding during the year (thousands)	56,108	63,202	63,510
Effect of dilutive potential common shares from stock options	659	994	699
Dilutive weighted average number of shares outstanding	56,767	64,196	64,209
Net income from continuing operations per share:
Basic	0.13	16.64	2.16
Diluted	0.13	16.39	2.14